American Funds International Vantage FundSM
Investment portfolio
July 31, 2021
unaudited
Common stocks 91.61% Information technology 16.16%	Shares	Value (000)
ASML Holding NV	53,973	$40,912
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	325,948	38,019
Keyence Corp.	58,320	32,290
Hamamatsu Photonics KK	368,100	20,367
SAP SE	124,697	17,875
STMicroelectronics NV	301,554	12,356
OBIC Co., Ltd.	49,600	8,690
Tokyo Electron, Ltd.	15,000	6,142
Atlassian Corp. PLC, Class A1	17,208	5,595
Murata Manufacturing Co., Ltd.	62,200	5,125
Dye & Durham, Ltd.	108,462	4,101
AVEVA Group PLC	67,958	3,710
Amadeus IT Group SA, Class A, non-registered shares[1]	34,725	2,275
Lightspeed POS, Inc., subordinate voting shares (CAD denominated)[1]	25,395	2,174
Nice, Ltd. (ADR)	7,300	2,034
Dassault Systemes SE	21,582	1,191
		202,856
Industrials 14.15%
ABB, Ltd.	624,790	22,851
Safran SA	167,982	21,979
Airbus SE, non-registered shares[1]	128,067	17,577
SMC Corp.	26,500	15,653
RELX PLC	464,000	13,635
TFI International, Inc. (CAD denominated)	113,762	12,735
DSV Panalpina A/S	47,459	11,564
Nidec Corp.	71,900	8,022
Recruit Holdings Co., Ltd.	150,600	7,727
Canadian National Railway Company	43,900	4,769
Canadian National Railway Company (CAD denominated)	21,900	2,379
DKSH Holding AG	80,890	6,840
Epiroc AB, Class A	270,845	6,324
Jardine Matheson Holdings, Ltd.	102,100	6,069
MTU Aero Engines AG	24,209	6,062
ASSA ABLOY AB, Class B	119,210	3,824
Mitsubishi Corp.	124,400	3,472
Daikin Industries, Ltd.	11,200	2,314
Komatsu, Ltd.	77,600	2,001
Ryanair Holdings PLC (ADR)[1]	16,064	1,752
		177,549
Health care 12.69%
Novo Nordisk A/S, Class B	384,716	35,582
AstraZeneca PLC	264,748	30,426
Genmab A/S1	43,663	19,739
Straumann Holding AG	7,709	14,297
BeiGene, Ltd. (ADR)[1]	41,850	13,249
American Funds International Vantage Fund — Page 1 of 6

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Shionogi & Co., Ltd.	197,100	$10,334
HOYA Corp.	57,500	8,074
Hutchmed China, Ltd. (ADR)[1]	180,700	7,599
Koninklijke Philips NV (EUR denominated)	114,322	5,274
Terumo Corp.	108,000	4,171
Daiichi Sankyo Company, Ltd.	169,200	3,331
Grifols, SA, Class A, non-registered shares	125,445	3,191
Roche Holding AG, nonvoting non-registered shares	7,598	2,939
Asahi Intecc Co., Ltd.	38,600	1,041
		159,247
Financials 12.57%
AIA Group, Ltd.	2,361,700	28,294
London Stock Exchange Group PLC	241,118	25,103
Hong Kong Exchanges and Clearing, Ltd.	217,300	13,869
Euronext NV	122,632	13,645
Banco Bilbao Vizcaya Argentaria, SA	1,937,312	12,435
DBS Group Holdings, Ltd.	506,680	11,372
BNP Paribas SA	152,617	9,315
HDFC Bank, Ltd. (ADR)	127,340	8,986
DNB Bank ASA[1]	406,867	8,338
Intesa Sanpaolo SpA	1,980,871	5,478
Aon PLC, Class A	20,100	5,227
ING Groep NV	387,872	4,990
Partners Group Holding AG	2,627	4,491
Allfunds Group PLC[1]	216,302	3,806
Deutsche Boerse AG	14,488	2,419
		157,768
Consumer discretionary 11.23%
Kering SA	30,613	27,461
EssilorLuxottica	114,906	21,695
Hermès International	9,549	14,601
MercadoLibre, Inc.[1]	9,216	14,457
LVMH Moët Hennessy-Louis Vuitton SE	17,422	13,927
Industria de Diseño Textil, SA	397,566	13,484
Cie. Financière Richemont SA, Class A	86,794	11,115
Nitori Holdings Co., Ltd.	43,100	8,174
adidas AG	17,063	6,196
B&M European Value Retail SA	787,503	6,053
Flutter Entertainment PLC[1]	14,577	2,488
Prosus NV (ADR)[2]	73,050	1,308
		140,959
Consumer staples 10.95%
Nestlé SA	177,139	22,449
Carlsberg A/S, Class B	119,531	22,101
L’Oréal SA, non-registered shares	45,448	20,805
British American Tobacco PLC	442,684	16,494
Anheuser-Busch InBev SA/NV	217,540	13,780
Diageo PLC	214,245	10,633
Pernod Ricard SA	36,884	8,143
Uni-Charm Corp.	145,400	5,808
Reckitt Benckiser Group PLC	74,114	5,690
Associated British Foods PLC	155,353	4,334
American Funds International Vantage Fund — Page 2 of 6

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Unilever PLC (GBP denominated)	55,100	$3,179
Danone SA	35,800	2,635
Shiseido Company, Ltd.	21,200	1,408
		137,459
Materials 5.08%
Shin-Etsu Chemical Co., Ltd.	101,500	16,423
Givaudan SA	2,991	14,931
Asahi Kasei Corp.	628,500	6,800
Kansai Paint Co., Ltd.	259,520	6,342
Air Liquide SA, non-registered shares	34,928	6,073
Vale SA, ordinary nominative shares (ADR)	223,400	4,696
Rio Tinto PLC	52,490	4,451
BHP Group PLC	124,278	4,015
		63,731
Utilities 4.13%
Enel SpA	2,293,198	21,164
Engie SA	967,797	12,918
Iberdrola, SA, non-registered shares	1,016,347	12,249
Ørsted AS	37,156	5,519
		51,850
Communication services 3.50%
Tencent Holdings, Ltd.	215,300	13,271
Adevinta ASA[1]	457,044	8,787
SoftBank Group Corp.	79,670	4,965
Koninklijke KPN NV	1,308,074	4,295
NetEase, Inc.	189,900	3,800
América Móvil, SAB de CV, Series L (ADR)	219,100	3,648
Nordic Entertainment Group AB, Class B1	54,970	2,938
Nippon Telegraph and Telephone Corp.	89,600	2,289
		43,993
Real estate 0.60%
Link Real Estate Investment Trust REIT	510,331	4,879
Altus Group, Ltd.	57,124	2,689
		7,568
Energy 0.55%
TotalEnergies SE	116,168	5,057
Galp Energia, SGPS, SA, Class B	186,779	1,822
		6,879
Total common stocks (cost: $630,524,000)		1,149,859
Preferred securities 0.66% Health care 0.66%
Sartorius AG, nonvoting non-registered preferred shares	12,432	7,518
Grifols, SA, Class B, nonvoting non-registered preferred shares	47,037	730
		8,248
Total preferred securities (cost: $2,692,000)		8,248
American Funds International Vantage Fund — Page 3 of 6

unaudited
Rights & warrants 0.01% Consumer discretionary 0.01%	Shares	Value (000)
Cie. Financière Richemont SA, Class A, warrants, expire 2023[1]	173,588	$127
Total rights & warrants (cost: $0)		127
Short-term securities 13.73% Money market investments 13.64%
Capital Group Central Cash Fund 0.05%[3,4]	1,711,152	171,132
Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 0.05%[3,4,5]	6,710	671
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	413,742	414
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[3,5]	70,190	70
		1,155
Total short-term securities (cost: $172,268,000)		172,287
Total investment securities 106.01% (cost: $805,484,000)		1,330,521
Other assets less liabilities (6.01)%		(75,381)
Net assets 100.00%		$1,255,140
Investments in affiliates4

	Value of affiliates at 11/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 7/31/2021 (000)	Dividend income (000)
Short-term securities 13.69%
Money market investments 13.64%
Capital Group Central Cash Fund 0.05%[3]	$103,795	$403,565	$336,236	$1	$7	$171,132	$71
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 0.05%[3,5]	—	671[6]				671	—[7]
Total short-term securities						171,803
Total 13.69%				$1	$7	$171,803	$71
[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,249,000, which represented .10% of the net assets of the fund.
[3]	Rate represents the seven-day yield at 7/31/2021.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan.
[6]	Represents net activity.
[7]	Dividend income is included with securities lending income and is not shown in this table.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
American Funds International Vantage Fund — Page 4 of 6

unaudited
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
American Funds International Vantage Fund — Page 5 of 6

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2021, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2021 Capital Group. All rights reserved.
MFGEFP3-123-0921O-S85305	American Funds International Vantage Fund — Page 6 of 6